Manor

Investment Funds

1st Quarter Report
March 31, 2021
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2021

Dear Fellow Shareholders:

The stock market rose during the 1st Quarter of 2021, but the rally was not uniform across the board. Value stocks led the move, especially in the small-cap sector, while large-cap growth stocks trailed. The move was once again fueled by expectations of continued fiscal stimulus and massive amounts of central bank liquidity.

The Stock Car Experience

Several years ago my wife, Anne, bought me "The Stock Car Experience" for my birthday. It was the opportunity to drive a 600 horsepower modified stock car for 10 laps at Pocono International raceway, reaching speeds of 160 miles per hour. As I prepared for my opportunity to drive, I stood on pit row in a flame retardant racing suite and crash helmet. Looking down the long homestretch into the highly-banked first turn, I saw skid marks on the track. They did a sort of double circle straight into the wall. As I climbed into the car and strapped in, I remember thinking, "I don't want to be like THAT guy"!

Some may say that the financial markets resemble that 600 horsepower super charged race car these days. As measured by the S&P 500, stocks were up almost 6% during the first quarter of 2021, up more than 55% over the past year, and up an incredible 77% from the market lows of last year. The move, fueled by unprecedented fiscal stimulus and Fed liquidity was led by the mega-cap tech stocks like Apple, Amazon, and Google. These stocks have been market leaders since the advent of quantitative easing by the Fed following the great financial crisis in 2008.

Despite the move, analysts seem to be in uniform agreement that the economic rebound will continue and that it will further support the equity markets. Analyst estimates for Gross Domestic Product (GDP) growth range as high as 9.5% next quarter, 8.3% in Q3, and 6.3% for the full year of 2021. The estimates are based on expectations of the effectiveness of the Covid vaccine, leading to a reopening of the economy releasing pent-up demand, and massive fiscal stimulus. These analysts project that stocks will maintain their upward trajectory, supported by continued earnings growth, lofty market valuations, and continued investor enthusiasm. Of course, all of this is dependent on continued fiscal stimulus, facilitated by the Fed.

The federal government sought to offset the impact of economic shutdowns by passing the $2 trillion CARES Act and another $900 billion stimulus package in 2020, combined they represent more than 13% of GDP prior to the shutdowns. Add another $1.9 trillion American Rescue Act currently under consideration by Congress, and the total comes to more than 22% of GDP as of the end of 2019. Funded entirely by debt, this deficit spending pushed total federal debt to GDP from 79% at the end of 2019, to more that 108% now, and is projected to exceed 112% by the end of 2021. Debt to GDP levels exceeding 100% are considered excessive, and could constrain economic growth. Financing this debt is entirely dependent on the Fed and its outright purchase of government debt, referred to as "quantitative easing". These purchases, continuing at $180 billion per month, swelled the Fed balance sheet from $4.1 trillion to $7.7 trillion over the past year alone. This spending, borrowing, and Fed liquidity far exceed anything envisioned when these policies first began, and could be impossible to unwind without losing control. The results this year might seem impressive, but this financial engineering powered the economic and stock market engine at high speed down the straightaway without much thought of how it might handle a sudden sharp corner.

The Manor Fund

The Manor Fund generated a return of 13.25%, net of all fees and expenses, during the quarter ending March 31,2021, outperforming both the S&P 500 index return of 5.77% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 6.70%. The Fund also outperformed both the S&P 500 index and comparable mutual funds during the trailing year with a return of 60.10% for the Fund compared to returns of 54.24% for the S&P 500 and 56.00% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 9.74%, 10.48%, and 9.79% for the Fund compared to annualized returns of 16.24%, 15.98%, and 13.72% for the S&P 500 index, and returns of 15.26%, 15.46%, and 12.70% for the Lipper Large-Cap Core mutual fund index.

During the 1st Quarter of 2021, the Fund was helped by strong performance from Applied Materials, Inc., D.R. Horton, Inc., Avery Dennison Corp., Skyworks Solutions, Inc., and JP Morgan Chase & Co. The shares of Applied Materials, one of the top performers in the portfolio last quarter, rose steadily throughout the quarter. The company reported revenue and earnings that were above expectations, and raised revenue and earnings guidance for the coming quarter. The shares of D.R. Horton, among the weaker performers last quarter, also rose steadily. Horton reported revenue and earnings that exceeded expectations, and strong growth in both the number, and value, of home sales. The company also raised revenue and new home sale guidance for the fiscal year. The shares of Skyworks Solutions also rose through much of the quarter, continuing a rally that extends back to the market lows a year ago. The company reported revenue and earnings that exceeded expectations, raised revenue and earnings guidance for the coming quarter, and approved a new stock repurchase program. The shares of JP Morgan, another top performer last quarter, rose through much of the quarter. The company reported revenue and earnings that beat expectations, an increase in loans and deposits, and a reduction in loan loss reserves.

Notable laggards during the 1st Quarter of 2021 include Charter Communications, Equinix, Inc., PepsiCo, Inc., Fidelity National Information Services, and Chubb Limited. The shares of Charter Communications traded poorly through much of the quarter. The company reported earnings that beat expectations and revenue in line with expectations, driven by growth in residential, mobile, and advertising. The shares traded lower on the news, reflecting investor concern that the company may find it difficult to maintain the strong growth experienced over the past several years. The shares of Equinix traded sharply lower despite reporting revenue in line with expectations and funds from operations that exceeded expectations. The company also raised guidance for both revenue and funds from operations for the fiscal year, and increased their quarterly dividend. The shares of PepsiCo traded sharply lower early in the quarter, driven by several analyst downgrades. The shares rebounded later in the quarter after the company reported revenue and earnings that exceeded expectations, and raised their quarterly dividend, but the rebound was not enough to offset the previous decline in the shares. The shares of Fidelity National Information Services traded lower early in the quarter, extending a trend that began last quarter. The company reported earnings that were better than expected on revenue in line with expectations. The company lowered revenue and earnings guidance for the coming quarter, and lowered earnings guidance for the

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –95.0%		
Consumer Discretionary – 11.6%		
Booking Holdings*	100	232,984
D. R. Horton, Inc.	5,167	460,483
Lowes Companies	1,362	259,025
		952,492
Consumer Staples – 4.3%		
Kroger Company	3,642	131,076
PepsiCo, Inc.	1,563	221,086
		352,162
Energy – 4.3%		
Cabot Oil & Gas	7,164	134,540
Valero Energy	2,995	214,442
		348,982
Financial – 11.1 %		
Chubb Corp.	910	143,753
JPMorgan Chase	1,997	304,003
Metlife, Inc.	2,712	164,862
PNC Financial	1,689	296,268
		908,886
Health Care – 10.4%		
AbbVie, Inc.	2,141	231,699
AmerisourceBergen	1,513	178,640
Anthem, Inc.	923	331,311
CVS Health Corp.	1,488	111,942
		853,592
Industrial – 6.7%		
Cummins, Inc.	1,331	344,875
Northrop Grumman	634	205,188
		550,063
Information Technology – 26.4%		
Applied Materials	4,276	571,274
Fidelity National	1,507	211,899
Microchip Tech	2,505	388,826
Microsoft Corp.	1,582	372,988
NetApp, Inc.	2,260	164,234
Skyworks Solutions	2,449	449,343
		2,158,564
Material – 5.9%		
Avery Dennison	2,637	484,285
		484,285
Communication Services – 9.3%		
AT & T, Inc.	2,461	74,494
Charter Comms.*	540	333,191
Facebook, Inc cl A*	1,206	355,203
		762,888
Utility – 1.3%		
AES Corporation	4,043	108,393
		108,393
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	440	299,020
		299,020
TOTAL COMMON STOCKS (Cost $ 3,932,584)		7,779,327
SHORT-TERM INVESTMENTS – 5.0%		
1st Amer. Gov. Fund	408,920	408,920
TOTAL SHORT-TERM INVESTMENTS (Cost $ 408,920)		408,920
TOTAL INVESTMENTS – 100.0% (Cost $ 4,341,504)		8,188,247
Other Assets less Liabilities – Less than 0.1%		728
NET ASSETS 100.0%		$ 8,188,975

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - March 31, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2021

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**13.25 %**	5.77 %	6.70 %
1-Year	**60.10 %**	54.24 %	56.00 %
3-Year Annualized	**9.74 %**	16.24 %	15.26 %
5-Year Annualized	**10.48 %**	15.98 %	15.46 %
10-Year Annualized	**9.79 %**	13.72 %	12.70 %
Annualized since inception 9/26/95	**6.81 %**	9.79 %	8.00 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	7.0 %
Avery Dennison	5.9 %
D.R. Horton, Inc.	5.6 %
Skyworks Solutions	5.5 %
Microchip Tech.	4.8 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.4 %
Consumer Disc.	11.6 %
Financial	11.1 %
Health Care	10.4 %
Communication	9.3 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - March 31, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 96.8%		
Consumer Discretionary – 11.1%		
Amazon.com Inc.*	284	878,719
Dollar Tree, Inc.*	2,575	294,734
LKQ Corp.*	6,418	271,674
		1,445,127
Financial – 2.2%		
Chubb Limited	1,814	286,558
		286,558
Health Care – 21.6%		
AbbVie, Inc.	2,684	290,462
Bristol-Myers	4,927	311,042
CVS Health Corp.	5,465	411,132
Eli Lilly & Co.	3,113	581,571
Regeneron Pharma*	590	279,153
Thermo Fisher	1,014	462,769
UnitedHealth	1,277	475,133
		2,811,262
Industrial – 7.3%		
Landstar System	2,387	393,998
United Rentals, Inc.*	1,683	554,229
		948,227
Information Technology – 38.0 %		
Akamai Tech., Inc.*	3,708	377,845
Apple, Inc.	10,581	1,292,469
Cognizant Tech	3,799	296,778
Fidelity National	3,082	433,360
MKS Instruments	2,540	470,967
MasterCard Inc.	1,036	368,868
Microsoft Corp.	2,571	606,165
ON Semiconductor*	15,508	645,288
Qualcomm, Inc.	3,502	464,330
		4,956,070
Material – 4.0%		
Sherwin Williams	704	519,559
		519,559
Communication Services – 12.6%		
Activision Blizzard	4,197	390,321
Alphabet Inc. Cl A*	184	379,503
Alphabet Inc. Cl C*	184	380,628
Charter Comm.*	796	491,148
		1,641,600
TOTAL COMMON STOCKS (Cost $6,106,010)		12,608,403
SHORT-TERM INVESTMENTS – 3.2%		
1st Amer. Gov. Fund	432,248	432,248
TOTAL SHORT-TERM INVESTMENTS (Cost $ 432,248)		432,248
TOTAL INVESTMENTS – 100.0% (Cost$ 6,538,258)		13,040,651
Other Assets less Liabilities – Less than 0.1%		4,129
NET ASSETS – 100.0%		13,044,780

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index


50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending March 31, 2021

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**3.80 %**	5.77 %	1.60 %
1-Year	**59.15 %**	54.24 %	62.79 %
3-Year Annualized	**16.51 %**	16.24 %	22.03 %
5-Year Annualized	**15.72 %**	15.98 %	20.90 %
10-Year Annualized	**13.01 %**	13.72 %	15.38 %
Annualized since inception 6/30/99	**7.01 %**	6.96 %	6.09 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	9.9 %
Amazon.com, Inc.	6.7 %
ON Semiconductor	5.0 %
Microsoft Corp.	4.7 %
Eli Lilly & Co.	4.5 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	38.0 %
Health Care	21.6 %
Communication	12.6 %
Consumer Disc.	11.1 %
Industrial	7.3 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - March 31, 2021

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 97.3%		
U.S Treasury 1.500 % Due 01-31-22	50,000	50,588
U.S. Treasury 1.250 % Due 07-31-23	300,000	307,148
U.S. Treasury 2.500 % Due 08-15-23	225,000	237,155
U.S. Treasury 0.500 % Due 02-28-26	400,000	391,969
U.S. Treasury 1.500 % Due 08-15-26	150,000	153,551
U.S. Treasury 2.875 % Due 05-15-28	100,000	109,914
U.S Treasury 1.750 % Due 11-15-29	325,000	328,631
U.S Treasury 0.625 % Due 05-15-30	175,000	159,140
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,699,995)		1,738,096
SHORT-TERM INVESTMENTS – 1.8%		
1st American Treasury Obligation Fund	32,397	32,397
TOTAL SHORT-TERM INVESTMENTS (Cost $ 32,397)		32,397
TOTAL INVESTMENTS – 99.1% (Cost $ 1,732,392)		1,770,493
Other Assets less Liabilities – Net – 0.9%		16,225
NET ASSETS - 100.0%		$ 1,786,718

SECURITY VALUATION:

Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2021

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2021

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**-2.90 %**	-2.90 %	-1.76 %
1-Year	**-3.42 %**	-1.72 %	-1.28 %
3-Year Annualized	**2.86 %**	3.68 %	3.76 %
5-Year Annualized	**1.06 %**	2.21 %	2.06 %
10-Year Annualized	**0.61 %**	2.75 %	2.32 %
Annualized since inception 6/30/99	**1.92 %**	4.05 %	3.84 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	21.9 %
US Treasury 1.750% Due 11-15-29	18.4 %
US Treasury 1.250% Due 07-31-23	17.2 %
US Treasury 2.500% Due 08-15-23	13.3 %
US Treasury 0.625% Due 05-15-30	8.9 %

(Continued from page 3)
fiscal year. The shares rebounded later in the quarter, but not enough to offset the previous decline. The shares of Chubb registered a positive return for the quarter, but it was not enough to escape the bottom performers. Chubb reported earnings that were better than expected, and revenue growth in property and casualty premiums in both commercial and consumer lines. The shares were trending higher until later in the quarter when Chubb announced that it made a preliminary proposal to acquire The Hartford in a cash and stock deal, the majority of which was cash.

The Growth Fund

The Manor Growth Fund generated a return of 3.80% net of all fees and expenses, during the quarter ending March 31, 2021, underperforming the S&P 500 index return of 5.77% but outperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 1.60%. The Fund outperformed the S&P 500 index during the trailing 1-year, and 3-year periods with returns of 59.15%, 16.51% for the Fund, compared to the S&P 500 index return of 54.24%, and 16.24% for the same time periods. The Fund underperformed the Lipper index during the trailing 1-year, and 3-year time periods with returns of 59.15%, and 16.51%, compared to the Lipper index returns of 62.79%, and 22.03% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-year and 10-year periods with a return of 15.72% and 13.01% for the Fund compared to returns of 15.98% and 13.72% for the S&P 500, and returns of 20.90% and 15.38% for the Lipper index. The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 7.01% for the Fund compared to 6.96% for the S&P 500 index and 6.09% for the Lipper Large-Cap Growth index.

During the 1st Quarter of 2021, the Fund was helped by strong performance from United Rentals, Inc., ON Semiconductor Corp., Landstar Systems, Inc., MKS Instruments, Inc., and Eli Lily & Co. Both United Rentals and ON Semiconductor were among the top performers in the portfolio last quarter. The shares of United Rentals rose steadily throughout the quarter, extending a rally that stretches back to the lows of last year. The company reported earnings that exceeded expectations, revenue in line with expectations, and reaffirmed earnings guidance for the fiscal year. On Semiconductor also extended a really that stretches back to the lows of last year. The company reported revenue and earnings that exceeded expectations, and raised revenue guidance for the coming quarter. The shares of Landstar Systems rebounded after a decline early in the quarter. Landstar reported revenue and earnings that beat expectations, and raised earnings guidance for the coming quarter. The shares of MKS Instruments traded in a choppy range through much of the quarter, before launching a late rebound. The price action was driven by a combination of operating results and merger activity. Early in the quarter, MKS reported revenue and earnings that exceeded expectations, and raised revenue and earnings guidance for the coming quarter. Soon thereafter, MKS submitted a proposal to acquire Coherent, Inc. in a cash and stock deal, sparking a bidding war with two other acquirers. The share price of MKS suffered as the deal price escalated, but the shares rebounded when MKS exited the bidding war late in the quarter. The shares of Eli Lilly jumped early in the quarter when the company announced promising results from a clinical study of an antibody that slowed the cognitive decline of early Alzheimer's patients. The stock received a further boost from several analyst upgrades based on the study. The shares were pushed sharply lower later in the quarter when the company published more detailed results of the study that showed the antibody did not reach significance for every secondary endpoint. Despite the pullback, the shares ended the quarter significantly higher than year-end.

Notable laggards during the 1st Quarter of 2021 include Apple, Inc., Qualcomm, Inc., Amazon.Com, Inc., Charter Communications, and Cognizant Tech Solutions. Several of these weak performers (Apple, Qualcomm, Amazon) were among the top performers for the full year in 2020, so some pullback is not surprising. The shares of Apple traded down despite reporting revenue and earnings that were better than expectations, driven by a beat in every category except Macs. Shares of Qualcomm also traded down after the company reported operating results. Qualcomm reported earnings above expectations, and increased revenue and earnings guidance for the next quarter. The shares of Amazon drifted lower, despite reporting positive operating results. Amazon

reported revenue and earnings that were better than expectations, and raised revenue guidance for the coming quarter. The shares of Charter Communications traded poorly through much of the quarter. The company reported earnings that beat expectations and revenue in line with expectations, driven by growth in residential, mobile, and advertising. The shares traded lower on the news, reflecting investor concern that the company may find it difficult to maintain the strong growth experienced over the past several years. The shares of Cognizant Tech Solutions traded down after the company announced weak operating results. Cognizant reported revenue and earnings that missed expectations, and maintained revenue and earnings guidance for the fiscal year.

During the quarter we sold Alexion Pharmaceuticals and Southwest Airlines and used the proceeds to purchase MKS Instruments. MKS Instruments provides process control solutions for advanced manufacturing processes technology application in the areas of radio frequency transmission, power supplies, and laser systems.

The Bond Fund

The Manor Bond Fund generated a return of –2.90%, net of all fees and expenses, during the quarter ending March 31, 2021, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –1.76%, but in line with the Lipper US Government mutual fund index return of –2.90%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, and the Lipper US Government mutual fund index during the trailing year with a return of –3.42% for the Fund compared to –1.28% for the Bloomberg index and -1.72% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 2.86%, 1.06%, and 0.61% for the Fund, compared to returns of 3.76%, 2.06%, and 2.32% for the Bloomberg Barclay Intermediate Treasury index, and returns of 3.68%, 2.21%, and 2.75% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Anticipating the Corner

The financial markets present their most difficult challenge when analyst and investor thinking is uniformly positive or negative, creating a feedback loop and complacency, especially in a bull market. Current analyst bullishness may be overlooking some important factors. The economic rebound is real, and the likelihood of further stimulus is high, but we are beginning to observe employment, inflation, and valuation warning signs. Employers are finding it difficult to attract qualified employees, despite the fact that there are more than 8.4 million fewer people working than a year ago. Stimulus checks may have juiced retail spending, but the economic impact will be fleeting if those 8.4 million people remain unemployed. The economic rebound has also strained supply chains and commodity pricing. Computer chips are in short supply, slowing production of autos and electronics. Home builders are facing higher lumber costs and shortages of building materials. Higher food and fuel costs hurt consumers, especially those with lower incomes. Finally, equity valuations are well above historical norms. The price earnings ratio (PE) of the S&P 500 is over 22 compared to the historical average of 16.5. This PE may be consistent with interest rates at current levels, but if inflation concerns push yields higher, stocks could experience difficulty, especially those popular momentum names with unsustainable valuations.

We believe that the recent shift in leadership towards value stocks could continue as interest rates and valuations revert to historical levels. We believe that our focus on high-quality well-managed companies with proven earnings, reasonable debt levels, and strong free-cash flow should position us to take maximum advantage of this shift. The best drivers know that it is not how fast you go into a corner, but how fast you can come out that matters. It all depends on anticipation and positioning. Combined with client driven investment allocations, our conservative growth-oriented approach should enable us to drive through those sharp market turns and emerge safely on the other side.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.